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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
               CHEVY CHASE MASTER CREDIT CARD TRUST
                          SERIES 1994-2

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,396,804,527.49
Beginning of the Month Finance Charge Receivables:         $     98,195,117.55
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,494,999,645.04


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,363,008,379.88
End of the Month Finance Charge Receivables:               $    102,999,197.89
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,466,007,577.77


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,066,562,500.00
End of the Month Seller Amount                             $    296,445,879.88
End of the Month Seller Percentage                                  12.55%











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PERFORMANCE SUMMARY

End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     61,265,420.92
   60-89 Days Delinquent                                   $     39,376,039.89
   90+ Days Delinquent                                     $     73,215,730.14

   Total 30+ Days Delinquent                               $    173,857,190.95
   Delinquent Percentage                                               7.05%

Defaulted Accounts During the Month                        $     22,007,124.47
Annualized Default Percentage                                         11.02%

Principal Collections                                      $    197,439,632.53
Principal Payment Rate                                                 8.24%

Total Payment Rate                                                     9.65%


INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 274,500,000.00
   Class B Initial Invested Amount        $  25,500,000.00

INITIAL INVESTED AMOUNT                                    $    300,000,000.00

   Class A Invested Amount                $  85,781,250.00
   Class B Invested Amount                $  25,500,000.00

INVESTED AMOUNT                                            $    111,281,250.00

FLOATING ALLOCATION PERCENTAGE                                          5.36%
PRINCIPAL ALLOCATION PERCENTAGE                                        11.92%


MONTHLY SERVICING FEE                                      $        214,062.50

INVESTOR DEFAULT AMOUNT                                    $      1,179,581.87





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CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                           80.15%

   Class A Finance Charge Collections     $   1,993,434.98
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      1,993,434.98


   Class A Monthly Interest               $     518,755.08
   Class A Servicing Fee                  $     171,562.50
   Class A Investor Default Amount        $     945,434.87

TOTAL CLASS A EXCESS SPREAD                                $        357,682.53


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                         19.85%

   Class B Finance Charge Collections     $     493,703.40
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        493,703.40


   Class B Monthly Interest               $     132,899.30
   Class B Servicing Fee                  $      42,500.00


TOTAL CLASS B EXCESS SPREAD                                $        318,304.10








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EXCESS SPREAD --

TOTAL EXCESS SPREAD                                        $        675,986.63


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        234,147.00

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $          3,478.39
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        438,361.24


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      7,045,948.52


SERIES 1994-2 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO  $    0.00
SERIES 1994-2

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount




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   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                         7.89%
   Base Rate (Prior Month)                            7.91%
   Base Rate (Two Months Ago)                      7.92%

THREE MONTH AVERAGE BASE RATE                                       7.91%

   Portfolio Yield (Current Month)                   12.22%
   Portfolio Yield (Prior Month)                     14.20%
   Portfolio Yield (Two Months Ago)                  10.78%

THREE MONTH AVERAGE PORTFOLIO YIELD             12.40%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                       91.50%

   Class A Principal Collections          $  18,863,145.54







   8/97                                                               Page 6


CLASS B PRINCIPAL PERCENTAGE                         8.50%

   Class B Principal Collections          $   4,671,658.63

TOTAL PRINCIPAL COLLECTIONS                                $     23,534,804.17





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER  $     0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  17,156,250.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                         $     17,156,250.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL  $ 6,378,554.17
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00






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PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00

PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00

CASH COLLATERAL ACCOUNT --


   Initial Cash Collateral Amount         $  39,000,000.00
   Required Cash Collateral Amount        $  14,466,562.50
   Available Cash Collateral Amount       $  14,466,562.50


TOTAL DRAW AMOUNT                                     $              0.00

CASH COLLATERAL ACCOUNT SURPLUS           $              0.00



                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                       Mark A. Holles
                                       Vice President